Alpha Intelligent - Large Cap Value ETF (AILV)
Alpha Intelligent - Large Cap Growth ETF (AILG)
(each a “Fund”, and together, the “Funds”)

Each, a series of Listed Funds Trust (the “Trust”)

Supplement dated April 25, 2023
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated February 28, 2022

After careful consideration, and at the recommendation of Princeton Fund Advisors, LLC, the investment adviser to the Funds, the Board of Trustees of Listed Funds Trust approved the closing and subsequent liquidation of the Funds pursuant to the terms of a Plan of Liquidation. Accordingly, the Funds are expected to cease operations, liquidate their assets, and distribute the liquidation proceeds to shareholders of record on or about May 24, 2023 (the “Liquidation Date”). Shares of the Funds are listed on the NYSE Arca, Inc.

Beginning on or about April 26, 2023 and continuing through the Liquidation Date, each Fund will liquidate its portfolio assets. As a result, during this period, each Fund will increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Funds’ Prospectus and SAI.

The Funds will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Funds will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Funds’ shares during that time period. Customary brokerage charges may apply to such transactions.

If no action is taken by a Fund’s shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-800-617-0004 for additional information.

Please retain this Supplement with your Summary Prospectus,
Prospectus and Statement of Additional Information for reference.